UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2008

Memory Pharmaceuticals Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50642	04-3363475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Philips Parkway, Montvale, New Jersey		07645
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(201) 802 - 7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 19, 2008, Memory Pharmaceuticals Corp., (the "Registrant") issued a press release announcing positive results from its Phase 1 program for R4996/MEM 63908, a partial agonist of the nicotinic alpha-7 receptor being developed in collaboration with Roche for cognitive disorders such as Alzheimer’s disease. The Phase 1 program enrolled over 130 subjects and included a single-ascending dose study, a food interaction study, a study in elderly volunteers and a multiple ascending dose study. The compound was generally safe and well-tolerated in all four studies and achieved linear and dose-dependent plasma exposure with a half-life suitable for once-daily oral dosing. A copy of the press release that includes this announcement is attached herto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release dated December 19, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Memory Pharmaceuticals Corp.

December 19, 2008	By:	/s/ Jzaneen Lalani

Name: Jzaneen Lalani
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 19, 2008